FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One S.W. Columbia, Suite 1105
Portland, OR 97258
(Address of principal executive offices)

(503) 227-0554
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

The information set forth below is incorporated by reference herein.

Item 8.01   Other Events

On May 24, 2006, the following individuals were elected to the Registrant’s Board of Directors at the annual meeting of the Registrant’s shareholders: Jack L. Bowman, Michael D. Casey, James B. Hicks, Ph.D., and Alan P. Timmins.

On May 24, 2006, the following appointments were made to the standing committees of the Registrant’s Board of Directors as follows:

•                  Audit Committee: John C. Hodgman (Chair), John W. Fara, Ph.D. and James B. Hicks, Ph.D.

•                  Nominating and Corporate Governance Committee: John W. Fara, Ph.D. (Chair), Jack L. Bowman and K. Michael Forrest

•                  Compensation Committee: Jack L. Bowman, (Chair), K. Michael Forrest and Michael D. Casey.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on May 30, 2006.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)